AMR Reaches Transformational Agreements July 2011 Exhibit 99.3

Please note that many of our statements will constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which constitute the Company's expectations or beliefs concerning future events. These matters are subject to a number of factors that could cause actual results to differ from our expectations. These factors include, but are not limited to, domestic and international economic conditions; fuel prices; general competitive factors including, but, not limited to, government regulations and regulatory approvals; uncertainty in domestic or international operations;
potential industry consolidation and alliance changes; outbreaks of a disease (such as the H1N1 virus, SARS or avian flu) that affects travel behavior; acts of war or terrorism; our ability to access the capital markets; and changes in the
Company's business strategy, any of which could affect our actual results.
Additional information concerning these and other factors is contained in our Securities and Exchange Commission filings, including but not limited to our annual report on Form 10-K for the year ended December 31, 2010 and our quarterly report on Form 10-Q for the quarter ended March 31, 2011.

Safe Harbor

• The foundation of our network strategy Our Cornerstones 4

Landmark Deal Under FlightPlan 2020

•
Our historic Boeing and Airbus deals turbocharge our fleet
renewal
– By YE2012, the 737-800 fleet planned to outnumber our MD80 fleet

Substantially Enhances Our Fleet Plan
1 54 existing orders prior to today’s announcements

•
Landmark deals rapidly transform American’s fleet

Transformational Fleet Renewal
Existing Orders New Orders Options First Delivery
B737-8 54 - - 2011
B737 Family - 100
40
2013
B737 Family (new) - 100 60 TBD
Total Boeing 54 200 100
A320 Family - 130
85
2013
A320 Family NEO - 130 280 2017
Total Airbus - 260 365
Grand Total
54 460 465

8 Dramatically Reduces Fleet Age Source: Ascend; based on currently available/published Fleet Plans ~ 33%

•
Gain significant flexibility with six variants across two aircraft families

Simplification Impact
MD80
B737 Family
Today
Future
Common Features:
•
Cockpit
•
Engine
•
Parts
B738 B757 B762
A320 Family

•
Fleet transformation drives substantial fuel efficiency gains
•
New technology expected to deliver up to 15% additional savings

Enhanced Fuel Efficiency
Note: Percentages in the chart reflect average savings vs. current MD80, B757 and B762 on a per seat basis versus 737 / A320 family aircraft with similar size and configuration
~35%
~12%
~15%
vs. MD80 vs. B767-200 vs. B757-200

•
With this unprecedented order, American will be the first US network airline to take delivery of new engine, narrowbody
aircraft

Positioning for Long-term Success
1 Boeing has not confirmed delivery dates
570 Orders and Options

•
Large narrowbodies provide flexibility to serve:

Capture Enhanced Opportunities in Marketplace
•
Transcontinental markets
•
High-demand routes
•
Slot-constrained airports
737-900ER current/new
A321 current/neo

•
Typical Domestic markets
•
Short-haul Latin markets
•
Caribbean markets
737-800NG current/new
A320 current/neo
•
Mid-gauge aircraft allow American to serve:
Capture Enhanced Opportunities in Marketplace

•
Secondary Domestic markets
•
Select markets in Latin America
•
High-altitude or short-runway
airports
737-700 current/new
A319 current/neo
•
Small narrowbodies, a new addition to our fleet, enable us to serve:
Capture Enhanced Opportunities in Marketplace

15 Exceptional Customer Experience Customer-friendly Interior Spacious cabin Improved Customer Comfort High-impact In-flight Entertainment LED lighting

• Maximizes balance sheet flexibility while reducing risk 16 ~$13 Billion in Financing

Firm Orders Forecast to Generate NPV ~$1.5 B
•
Enhanced revenue opportunities
•
Fuel cost savings
•
Other operating efficiencies
1/
•
Financing benefits
•
~$3.3M NPV forecast per firm aircraft
1/
Net of transition costs

Fly Profitably
Financing
Fleet
Improved Operating Economics
Customer Benefits
•
Lease financing of ~$13B
•
Significant operating cost savings
•
Alleviates burden on balance sheet
•
B737 and A320 families are ~35%
more fuel efficient than MD80
•
Future technology expected to be
up to 15% more fuel efficient than
current Boeing and Airbus aircraft
•
New look interiors
•
Slim line seats
•
Improved operating performance
•
More overhead compartment space
•
In-flight entertainment and Wi-Fi
•
First Boeing new evolution and
Airbus NEO production slots of
network US carriers
•
Youngest aircraft fleet of US
network carriers by 2017

FlightPlan 2020:  Compete to Win
Restructured
Domestic
Network
Expanded
one
Membership
Launched
Joint Business
with JAL
Launched
Trans-Atlantic
Joint Business
Accelerated
Fleet Renewal
Enhanced
Product
Offering with
“Your Choice”
world